OMB APPROVAL
                                                 OMB Number:       3235-0570
                                                 Expires:  August 31, 2013
                                                 Estimated average burden
                                                 hours per response.....18.9



                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-01835

                       	    Pioneer Value Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  September 30


Date of reporting period:  October 1, 2011 through September 30, 2012


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


                         Pioneer Value Fund

--------------------------------------------------------------------------------
                         Annual Report | September 30, 2012
--------------------------------------------------------------------------------
                         Ticker Symbols:

                         Class A      PIOTX
                         Class B      PBOTX
                         Class C      PCOTX
                         Class Y      PVFYX

                         [LOGO] PIONEER
                                Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                         2

Portfolio Management Discussion                                               4

Portfolio Summary                                                             9

Prices and Distributions                                                     10

Performance Update                                                           11

Comparing Ongoing Fund Expenses                                              15

Schedule of Investments                                                      17

Financial Statements                                                         21

Notes to Financial Statements                                                29

Report of Independent Registered Public Accounting Firm                      38

Trustees, Officers and Service Providers                                     39

                                  Pioneer Value Fund | Annual Report | 9/30/12 1

President's Letter

Dear Shareowner,

The U.S. stock market rallied sharply through the third quarter of 2012 amid a sluggish, but nonetheless growing, U.S. economy. We have been cautiously optimistic about the U.S. from the start of the year, and the economic data continue to be encouraging. The housing and auto sectors are benefitting from record-low interest rates. The climate for consumer and business credit has improved, and inflation appears to be subdued. While corporate profits slowed in the third quarter, many U.S. companies continue to have strong balance sheets and to pay attractive dividends* compared to fixed-income securities.

All of these factors contributed to gains for investors who owned riskier assets, including equities and higher-yielding corporate bonds. Year to date through September 30, 2012, the Standard & Poor's 500 Index returned 16.35%. In fixed income, the Bank of America Merrill Lynch High Yield Master II Index was up by 12.02% during the same period, while the Barclays Capital Aggregate Bond Index gained 3.99%. Treasury bonds, by contrast, generated a comparatively sluggish return of 1.70%, as measured by the Barclays Capital Intermediate Treasuries Index.

Despite this generally positive picture during the first nine months of 2012, investors face powerful macroeconomic challenges in the months ahead. These include the threat of a so-called "fiscal cliff" in the U.S. budget process after the November elections, the European sovereign-debt crisis, and slowing growth in both Europe and China. Investors can continue to count on market volatility tied to these factors, although we remain optimistic that the underlying economic trends are moving in the right direction.

At Pioneer, we have long advocated the benefits of staying diversified** and investing for the long term. And while diversification alone does not assure a profit or protect against loss in a declining market, we believe in actively seeking out opportunities in undervalued securities and sectors around the globe. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.

*   Dividends are not guaranteed.
** Diversification does not assure a profit or protect against loss in a declining market.

2 Pioneer Value Fund | Annual Report | 9/30/12

Pioneer's investment professionals focus on finding good opportunities in both equity and bond markets using the same disciplined investment approach we have used since 1928. Our strategy is to identify undervalued individual securities with the greatest potential for success, carefully weighing risk against reward. Our teams of investment professionals continually monitor and analyze the relative valuations of different sectors and securities globally to help build portfolios that we believe can help you achieve your investment goals.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                                  Pioneer Value Fund | Annual Report | 9/30/12 3

Portfolio Management Discussion | 9/30/12

In the following interview, portfolio managers Edward (Ned) T. Shadek, Jr., and John Peckham discuss the environment for equities during the 12 months ended September 30, 2012, and how the Pioneer Value Fund performed in that environment. Mr. Shadek, senior vice president and portfolio manager at Pioneer, and Mr. Peckham, executive vice president and co-head of equity research, U.S., at Pioneer, are responsible for the day-to-day management of the Fund.

Q How would you describe the market environment for equities during the 12 months ended September 30, 2012?

A For the most part, the 12-month period ended September 30, 2012, was a very good one for the equity market. There were some mini-panics in the market during the period, but the "up" months outweighed the "down" months overall.

    The period began in October 2011 in an environment of very good stock valuations, as the market at that time was coming off a bottom caused by the summer 2011 political battle in Washington over raising the United States' debt ceiling, and the subsequent downgrade of U.S. Treasuries by Standard & Poor's. The market capitalized on the good valuations and rallied strongly for most of the final three months of 2011, though the first of the mini-panics occurred late in 2011, on fears that the European debt crisis would spin out of control. The panic was quelled, however, by strong European Central Bank (ECB) action to inject liquidity into the European banking system through LTROs (long-term refinancing operations), and the market closed out December 2011 on a high note.

    The market had good momentum entering 2012 and, as it had done in the previous three years, roared out of the gate with a very strong rally in the first quarter of the year. The rally lasted through April, and then another mini-panic--again spurred by concerns about the European sovereign-debt crisis--caused a brief downturn in the markets during the month of May.

    Over the final few months of the 12-month period, however, the markets rallied again as investors gained confidence that the easing actions of the ECB and other central banks were stabilizing global market conditions and decreasing the probability that the European Union would fall off the cliff.

4 Pioneer Value Fund | Annual Report | 9/30/12

Q How did the Fund perform in that environment during the 12 months ended September 30, 2012?

A Pioneer Value Fund Class A shares returned 27.74% at net asset value during the 12 months ended September 30, 2012, while the Fund's benchmark, the Russell 1000 Value Index (the Russell Index), returned 30.92%. During the same period, the average return of the 456 mutual funds in Lipper's Large-Cap Value Funds category was 27.74%.

Q What were the main reasons for the Fund's underperformance of the benchmark Russell Index during the 12 months ended September 30, 2012, and what investment decisions most affected the Fund's relative performance?

A Negative benchmark-relative stock selection results in the utilities, industrials, telecom services, information technology and health care sectors were the main reasons for the Fund's underperformance of the Russell Index during the period. A portfolio overweight to information technology, which lagged most of the other sectors in the Russell Index during the period, also proved to be a heavy drag on the Fund's benchmark-relative returns during the 12-month period.

    In utilities, the Fund's position in Exelon was a detractor from benchmark-relative performance during the period. We had expected the U.S. power markets to recover quickly and also believed that Exelon would benefit from its merger with Constellation Energy. Both scenarios failed to play out and the portfolio's position in the company took a big hit in a short period of time. We closed the Exelon position in 2012. In industrials, the Fund had some big investment bets in cyclical companies (Cummins, Rockwell, Emerson) that were exposed to Chinese markets. China's economy has been slowing, and so the environment there hurt some of the Fund's investments in the sector. We ultimately shifted the portfolio out of those positions. Not owning General Electric (GE) during the beginning portion of the Fund's fiscal year also hurt benchmark-relative returns. We added GE to the portfolio during the fiscal year, and it was the Fund's seventh-largest holding as of September 30, 2012; but our purchase came a bit too late to reverse the negative impact of not owning GE earlier in the period.

    In telecom services, the Fund owned Verizon, which underperformed, rather than AT&T, which had a strong year, and that decision hurt benchmark-relative performance. We ended up closing the Fund's Verizon position and replacing it with Vodafone. In information technology, the Fund's holdings in Intel and Hewlett-Packard (HP) were, respectively, the two biggest underperformers in the portfolio relative to the Russell Index during the period. Regarding Intel, we underestimated the pace of the slowdown in the personal computers market, which plagued the company's

                                  Pioneer Value Fund | Annual Report | 9/30/12 5
    performance during the period. We still view Intel as a dominant franchise, however, and have maintained the Fund's position. As for HP, the company's attempt at a turnaround turned out to be much more challenging than we expected, and deteriorating fundamentals convinced us to eliminate the Fund's position.

    Finally, in health care, we were slow to sell the Fund's position in Cardinal Health, while we were too early in selling Watson Pharmaceuticals from the portfolio. Those two decisions detracted from benchmark-relative returns.

Q What investment decisions aided the Fund's performance during the 12 months ended September 30, 2012?

A The Fund's holdings in the consumer discretionary, consumer staples, materials and financials sectors performed well relative to the Russell Index during the 12-month period. In addition, though benchmark-relative performance in health care lagged during the period, there were some individual portfolio holdings in the sector that contributed to the Fund's absolute return. In fact, in health care, a position in pharmaceutical giant Pfizer was the single-biggest contributor to the Fund's absolute return during the period. Pfizer represented the portfolio's largest position as of September 30, 2012. A position in Amgen, a large biotechnology firm, also helped the Fund's performance during the period.

    In consumer discretionary, the Fund was overweight in media companies compared with the benchmark, and portfolio holdings such as Comcast, CBS and NewsCorp performed well during the period. Also in consumer discretionary, the Fund's position in TJX, which we later sold from the portfolio, benefited relative performance. In consumer staples, avoiding Procter & Gamble, which underperformed, helped the Fund's benchmark-relative returns in the sector, while owning Wal-Mart, a well-timed addition to the portfolio during the period, also helped relative performance.

    In financials, credit card firms such as Capital One and Discover have continued to fare well, and the Fund's positions in both companies aided relative returns during the 12-month period (Discover was the second-best benchmark-relative contributor held in the portfolio during the period). Wells Fargo, another portfolio holding in financials, benefited from the general recovery in bank stocks and made a strong contribution to the Fund's absolute return.

    In materials, LyondellBasell was the Fund's best-performing holding relative to the benchmark over the past 12 months. LyondellBasell was a good restructuring story and an investment play on the very favorable conditions for North American natural gas prices that prevailed during the period. We sold the Fund's position at a profit.

6   Pioneer Value Fund | Annual Report | 9/30/12

Q   Could you discuss the Fund's positioning and your outlook?

A The Fund currently has a large-cap, high-quality bias, given what are still very reasonable stock valuations, especially in an environment of very low interest rates. Five of the Fund's top 10 holdings as of September 30, 2012, are big pharmaceutical and energy firms (Pfizer, Merck, Johnson & Johnson, Marathon Oil, Chevron), as we believe the stocks to be attractively valued. The pharmaceutical firms in the portfolio have advanced beyond their "patent cliffs," their stocks are cheap, and they've shown improved fundamentals while paying strong dividends*. In addition, their management teams have been acting more responsibly, spending less on expensive research and development and rationalizing their cost basis. The Fund's energy positioning moved to an underweight relative to the benchmark after the Russell Index was reshuffled during the period, but Chevron and Marathon Oil remain two of the Fund's largest holdings, representing a bet on oil that we made earlier this year. We do not foresee a massive collapse in oil prices any time soon, and the energy companies in the portfolio, as is the case with the pharmaceutical companies, are attractively valued and pay good dividends.

    In general, there remains plenty of uncertainty plaguing market sentiment, especially that of the pending "fiscal cliff" of U.S. budget cuts and tax hikes scheduled to occur in January 2013; and there's always the possibility that the euro zone's troubles could once again come to the forefront. Uncertainty can lead to short-term market volatility, but in the long run, we remain optimistic about the prospects for U.S. equities.

    The last year has seen outstanding equity market performance. We do not expect that kind of performance to repeat itself, but overall, stocks of what we believe to be quality companies are still reasonably valued. We feel that the Fund is positioned to perform well in a more normal market environment, as compared with the outperforming market of the past year.

*   Dividends are not guaranteed.

                                  Pioneer Value Fund | Annual Report | 9/30/12 7

Please refer to the Schedule of Investments on pages 17-20 for a full listing of Fund securities.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

8 Pioneer Value Fund | Annual Report | 9/30/12

Portfolio Summary | 9/30/12

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                                         90.4%
Depository Receipts for International Stocks                                5.2%
International Common Stocks                                                 4.4%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                                                                 23.5%
Health Care                                                                18.8%
Energy                                                                     15.2%
Information Technology                                                     10.3%
Industrials                                                                 8.7%
Consumer Staples                                                            7.3%
Consumer Discretionary                                                      6.8%
Telecommunication Services                                                  4.7%
Materials                                                                   4.7%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

 1.   Pfizer, Inc.                                                         4.88%
--------------------------------------------------------------------------------
 2.   Chevron Corp.                                                        4.43
--------------------------------------------------------------------------------
 3.   Microsoft Corp.                                                      4.33
--------------------------------------------------------------------------------
 4.   Merck & Co., Inc.                                                    3.75
--------------------------------------------------------------------------------
 5.   Marathon Oil Corp.                                                   3.47
--------------------------------------------------------------------------------
 6.   PNC Financial Services Group, Inc.                                   3.42
--------------------------------------------------------------------------------
 7.   General Electric Co.                                                 3.11
--------------------------------------------------------------------------------
 8.   Johnson & Johnson, Inc.                                              3.04
--------------------------------------------------------------------------------
 9.   Vodafone Group Plc (A.D.R.)                                          3.00
--------------------------------------------------------------------------------
10.   Wells Fargo & Co.                                                    2.99
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

                                  Pioneer Value Fund | Annual Report | 9/30/12 9

Prices and Distributions | 9/30/12

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
       Class                     9/30/12                       9/30/11
--------------------------------------------------------------------------------
         A                        $12.15                        $9.67
--------------------------------------------------------------------------------
         B                        $11.07                        $8.80
--------------------------------------------------------------------------------
         C                        $10.99                        $8.76
--------------------------------------------------------------------------------
         Y                        $12.27                        $9.76
--------------------------------------------------------------------------------

Distributions per Share: 10/1/11-9/30/12
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         Net Investment       Short-Term         Long-Term
      Class                  Income         Capital Gains      Capital Gains
--------------------------------------------------------------------------------
        A                    $0.1815             $ --               $ --
--------------------------------------------------------------------------------
        B                    $    --             $ --               $ --
--------------------------------------------------------------------------------
        C                    $0.0730             $ --               $ --
--------------------------------------------------------------------------------
        Y                    $0.2245             $ --               $ --
--------------------------------------------------------------------------------

The Russell 1000 Value Index measures the performance of large-cap U.S. value stocks. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 11-14.

10 Pioneer Value Fund | Annual Report | 9/30/12

Performance Update | 9/30/12                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Value Fund at public offering price, compared to that of the Russell 1000 Value Index.

Average Annual Total Returns
(As of September 30, 2012)
--------------------------------------------------------------------------------
                                                  Net Asset     Public Offering
Period                                            Value (NAV)   Price (POP)
--------------------------------------------------------------------------------
10 Years                                           5.01%         4.39%
5 Years                                           -4.71         -5.84
1 Year                                            27.74         20.39
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated February 1, 2012)
--------------------------------------------------------------------------------
            Gross
--------------------------------------------------------------------------------
            1.02%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                          Pioneer             Russell
                          Value Fund          1000 Value Index
9/30/2002                 $   9,425           $  10,000
9/30/2003                 $  11,589           $  12,437
9/30/2004                 $  13,564           $  14,988
9/30/2005                 $  15,437           $  17,489
9/30/2006                 $  16,655           $  20,046
9/30/2007                 $  19,569           $  22,943
9/30/2008                 $  13,551           $  17,538
9/30/2009                 $  12,265           $  15,676
9/30/2010                 $  12,721           $  17,070
9/30/2011                 $  12,035           $  16,748
9/30/2012                 $  15,374           $  21,926

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                                 Pioneer Value Fund | Annual Report | 9/30/12 11

Performance Update | 9/30/12                                      Class B Shares

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Value Fund, compared to that of the Russell 1000 Value Index.

Average Annual Total Returns
(As of September 30, 2012)
--------------------------------------------------------------------------------
                                        If                      If
Period                                  Held                    Redeemed
--------------------------------------------------------------------------------
10 Years                                 3.67%                   3.67%
5 Years                                 -6.08                   -6.08
1 Year                                  25.80                   21.80
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated February 1, 2012)
--------------------------------------------------------------------------------
                                        Gross
--------------------------------------------------------------------------------
                                        2.62%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                          Pioneer             Russell
                          Value Fund          1000 Value Index
9/30/2002                 $  10,000           $  10,000
9/30/2003                 $  12,111           $  12,437
9/30/2004                 $  14,043           $  14,988
9/30/2005                 $  15,821           $  17,489
9/30/2006                 $  16,886           $  20,046
9/30/2007                 $  19,618           $  22,943
9/30/2008                 $  13,431           $  17,538
9/30/2009                 $  11,968           $  15,676
9/30/2010                 $  12,240           $  17,070
9/30/2011                 $  11,398           $  16,748
9/30/2012                 $  14,338           $  21,926

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). The maximum CDSC for Class B shares is 4% and declines over five years. For more complete information, please see the prospectus.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Value Fund | Annual Report | 9/30/12

Performance Update | 9/30/12                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Value Fund, compared to that of the Russell 1000 Value Index.

Average Annual Total Returns
(As of September 30, 2012)
--------------------------------------------------------------------------------
                                        If                   If
Period                                  Held                 Redeemed
--------------------------------------------------------------------------------
10 Years                                 3.86%                3.86%
5 Years                                 -5.76                -5.76
1 Year                                  26.38                26.38
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated February 1, 2012)
--------------------------------------------------------------------------------
                                        Gross
--------------------------------------------------------------------------------
                                        2.14%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                          Pioneer             Russell
                          Value Fund          1000 Value Index
9/30/2002                 $  10,000           $  10,000
9/30/2003                 $  12,161           $  12,437
9/30/2004                 $  14,064           $  14,988
9/30/2005                 $  15,837           $  17,489
9/30/2006                 $  16,895           $  20,046
9/30/2007                 $  19,650           $  22,943
9/30/2008                 $  13,463           $  17,538
9/30/2009                 $  12,047           $  15,676
9/30/2010                 $  12,366           $  17,070
9/30/2011                 $  11,558           $  16,748
9/30/2012                 $  14,607           $  21,926

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                                 Pioneer Value Fund | Annual Report | 9/30/12 13

Performance Update | 9/30/12                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer Value Fund, compared to that of the Russell 1000 Value Index.

Average Annual Total Returns
(As of September 30, 2012)
--------------------------------------------------------------------------------
                                        If                   If
Period                                  Held                 Redeemed
--------------------------------------------------------------------------------
10 Years                                 5.38%                5.38%
5 Years                                 -4.30                -4.30
1 Year                                  28.29                28.29
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated February 1, 2012)
--------------------------------------------------------------------------------
                                        Gross
--------------------------------------------------------------------------------
                                        0.61%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                          Pioneer             Russell
                          Value Fund          1000 Value Index
9/30/2002                 $   5,000,000       $   5,000,000
9/30/2003                 $   6,146,935       $   6,218,354
9/30/2004                 $   7,198,245       $   7,494,078
9/30/2005                 $   8,234,567       $   8,744,696
9/30/2006                 $   8,919,265       $  10,023,197
9/30/2007                 $  10,518,035       $  11,471,467
9/30/2008                 $   7,309,642       $   8,769,052
9/30/2009                 $   6,652,108       $   7,837,840
9/30/2010                 $   6,926,435       $   8,535,224
9/30/2011                 $   6,580,943       $   8,374,155
9/30/2012                 $   8,442,523       $  10,963,142

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance shown for periods prior to the inception of Class Y shares on August 11, 2004, reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Y shares, the performance for Class Y shares prior to their inception would have been higher than the performance shown. Class Y shares are not subject to sales charges and are available to limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Value Fund | Annual Report | 9/30/12

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Value Fund

Based on actual returns from April 1, 2012, through September 30, 2012.

--------------------------------------------------------------------------------
Share Class                     A              B           C             Y
--------------------------------------------------------------------------------
Beginning Account           $1,000.00      $1,000.00    $1,000.00     $1,000.00
Value on 4/1/12
--------------------------------------------------------------------------------
Ending Account              $1,024.95      $1,016.57    $1,018.70     $1,027.39
Value (after expenses)
on 9/30/12
--------------------------------------------------------------------------------
Expenses Paid               $    5.01      $   13.36    $   10.60     $    3.09
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.99%, 2.65%, 2.10%, and 0.61% for Class A, Class B, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

                                 Pioneer Value Fund | Annual Report | 9/30/12 15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Value Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from April 1, 2012, through September 30, 2012.

--------------------------------------------------------------------------------
Share Class                     A              B           C              Y
--------------------------------------------------------------------------------
Beginning Account           $1,000.00     $1,000.00    $1,000.00      $1,000.00
Value on 4/1/12
--------------------------------------------------------------------------------
Ending Account              $1,020.05     $1,011.75    $1,014.50      $1,021.95
Value (after expenses)
on 9/30/12
--------------------------------------------------------------------------------
Expenses Paid               $    5.00     $   13.33    $   10.58      $    3.08
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.99%, 2.65%, 2.10%, and 0.61% for Class A, Class B, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

16 Pioneer Value Fund | Annual Report | 9/30/12

Schedule of Investments | 9/30/12

--------------------------------------------------------------------------------
Shares                                                            Value
--------------------------------------------------------------------------------
             COMMON STOCKS -- 99.9%
             ENERGY -- 15.2%
             Oil & Gas Equipment & Services -- 2.1%
   398,900   Schlumberger, Ltd.                                   $   28,852,437
--------------------------------------------------------------------------------
             Integrated Oil & Gas -- 9.6%
   715,700   BP Plc (A.D.R.)                                      $   30,317,052
   518,300   Chevron Corp.                                            60,413,048
   473,900   Occidental Petroleum Corp.                               40,783,834
                                                                  --------------
                                                                  $  131,513,934
--------------------------------------------------------------------------------
             Oil & Gas Exploration & Production -- 3.5%
 1,604,100   Marathon Oil Corp.                                   $   47,433,237
                                                                  --------------
             Total Energy                                         $  207,799,608
--------------------------------------------------------------------------------
             MATERIALS -- 4.4%
             Diversified Chemicals -- 2.0%
   536,400   EI du Pont de Nemours & Co.                          $   26,964,828
--------------------------------------------------------------------------------
             Diversified Metals & Mining -- 2.4%
   845,600   Freeport-McMoRan Copper & Gold, Inc.                 $   33,468,848
                                                                  --------------
             Total Materials                                      $   60,433,676
--------------------------------------------------------------------------------
             CAPITAL GOODS -- 6.8%
             Aerospace & Defense -- 3.7%
   451,800   Honeywell International, Inc.                        $   26,995,050
   304,100   United Technologies Corp.                                23,807,989
                                                                  --------------
                                                                  $   50,803,039
--------------------------------------------------------------------------------
             Industrial Conglomerates -- 3.1%
 1,870,700   General Electric Co.                                 $   42,483,597
                                                                  --------------
             Total Capital Goods                                  $   93,286,636
--------------------------------------------------------------------------------
             TRANSPORTATION -- 1.9%
             Railroads -- 1.9%
 1,230,000   CSX Corp.                                            $   25,522,500
                                                                  --------------
             Total Transportation                                 $   25,522,500
--------------------------------------------------------------------------------
             MEDIA -- 6.8%
             Cable & Satellite -- 2.2%
   829,800   Comcast Corp.                                        $   29,681,946
--------------------------------------------------------------------------------
             Movies & Entertainment -- 4.6%
 1,193,200   News Corp.                                           $   29,269,196
   649,800   The Walt Disney Co.                                      33,971,544
                                                                  --------------
                                                                  $   63,240,740
                                                                  --------------
             Total Media                                          $   92,922,686
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these Financial statements.

                                 Pioneer Value Fund | Annual Report | 9/30/12 17

--------------------------------------------------------------------------------
Shares                                                            Value
--------------------------------------------------------------------------------
             FOOD & STAPLES RETAILING -- 2.7%
             Hypermarkets & Super Centers -- 2.7%
   507,100   Wal-Mart Stores, Inc.                                $   37,423,980
                                                                  --------------
             Total Food & Staples Retailing                       $   37,423,980
--------------------------------------------------------------------------------
             FOOD, BEVERAGE & TOBACCO -- 4.6%
             Soft Drinks -- 1.0%
   363,300   The Coca-Cola Co.                                    $   13,779,969
--------------------------------------------------------------------------------
             Tobacco -- 3.6%
   753,200   Altria Group, Inc.                                   $   25,149,348
   268,200   Philip Morris International, Inc.                        24,121,908
                                                                  --------------
                                                                  $   49,271,256
                                                                  --------------
             Total Food, Beverage & Tobacco                       $   63,051,225
--------------------------------------------------------------------------------
             HEALTH CARE EQUIPMENT & SERVICES -- 4.9%
             Health Care Equipment -- 2.4%
   535,700   Covidien Plc                                         $   31,831,294
--------------------------------------------------------------------------------
             Managed Health Care -- 2.5%
   618,300   UnitedHealth Group, Inc.                             $   34,260,003
                                                                  --------------
             Total Health Care Equipment & Services               $   66,091,297
--------------------------------------------------------------------------------
             PHARMACEUTICALS, BIOTECHNOLOGY & LIFE
             SCIENCES -- 14.0%
             Biotechnology -- 2.3%
   368,400   Amgen, Inc.                                          $   31,063,488
--------------------------------------------------------------------------------
             Pharmaceuticals -- 11.7%
   601,600   Johnson & Johnson Co.                                $   41,456,256
 1,135,600   Merck & Co., Inc.                                        51,215,560
 2,679,500   Pfizer, Inc.                                             66,585,575
                                                                  --------------
                                                                  $  159,257,391
                                                                  --------------
             Total Pharmaceuticals, Biotechnology & Life Sciences $  190,320,879
--------------------------------------------------------------------------------
             BANKS -- 6.4%
             Diversified Banks -- 3.0%
 1,182,100   Wells Fargo & Co.                                    $   40,817,913
--------------------------------------------------------------------------------
             Regional Banks -- 3.4%
   739,100   PNC Financial Services Group, Inc.                   $   46,637,210
                                                                  --------------
             Total Banks                                          $   87,455,123
--------------------------------------------------------------------------------
             DIVERSIFIED FINANCIALS -- 10.8%
             Other Diversified Financial Services -- 5.0%
 1,238,500   Citigroup, Inc.                                      $   40,523,720
   675,200   JPMorgan Chase & Co.                                     27,332,096
                                                                  --------------
                                                                  $   67,855,816
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Value Fund | Annual Report | 9/30/12

--------------------------------------------------------------------------------
Shares                                                                   Value
--------------------------------------------------------------------------------
             Consumer Finance -- 4.8%
   667,100   Capital One Financial Corp.                          $   38,031,371
   715,800   Discover Financial Services, Inc.                        28,438,734
                                                                  --------------
                                                                  $   66,470,105
--------------------------------------------------------------------------------
             Investment Banking & Brokerage -- 1.0%
   118,400   The Goldman Sachs Group, Inc.                        $   13,459,712
                                                                  --------------
             Total Diversified Financials                         $  147,785,633
--------------------------------------------------------------------------------
             INSURANCE -- 6.3%
             Property & Casualty Insurance -- 6.3%
   361,900   ACE, Ltd.                                            $   27,359,640
   362,500   The Chubb Corp.                                          27,651,500
   448,000   The Travelers Companies, Inc.                            30,580,480
                                                                  --------------
                                                                  $   85,591,620
                                                                  --------------
             Total Insurance                                      $   85,591,620
--------------------------------------------------------------------------------
             SOFTWARE & SERVICES -- 6.4%
             Systems Software -- 6.4%
 1,983,100   Microsoft Corp.                                      $   59,056,718
   885,700   Oracle Corp.                                             27,890,693
                                                                  --------------
                                                                  $   86,947,411
                                                                  --------------
             Total Software & Services                            $   86,947,411
--------------------------------------------------------------------------------
             TECHNOLOGY HARDWARE & EQUIPMENT -- 2.2%
             Communications Equipment -- 2.2%
 1,600,100   Cisco Systems, Inc.                                  $   30,545,909
                                                                  --------------
             Total Technology Hardware & Equipment                $   30,545,909
--------------------------------------------------------------------------------
             SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 1.7%
             Semiconductors -- 1.7%
 1,020,700   Intel Corp.                                          $   23,149,476
                                                                  --------------
             Total Semiconductors & Semiconductor Equipment       $   23,149,476
--------------------------------------------------------------------------------
             TELECOMMUNICATION SERVICES -- 4.8%
             Integrated Telecommunication Services -- 1.8%
   636,500   AT&T, Inc.                                           $   23,996,050
--------------------------------------------------------------------------------
             Wireless Telecommunication Services -- 3.0%
 1,438,200   Vodafone Group Plc (A.D.R.)                          $   40,981,509
                                                                  --------------
             Total Telecommunication Services                     $   64,977,559
--------------------------------------------------------------------------------
             TOTAL COMMON STOCKS
             (Cost $1,173,924,513)                                $1,363,305,218
--------------------------------------------------------------------------------
             TOTAL INVESTMENT IN SECURITIES -- 99.9%
             (Cost $1,173,924,513) (a)                            $1,363,305,218
--------------------------------------------------------------------------------
             OTHER ASSETS & LIABILITIES -- 0.1%                   $      929,218
================================================================================
             TOTAL NET ASSETS -- 100.0%                           $1,364,234,436
================================================================================

The accompanying notes are an integral part of these financial statements.

                                 Pioneer Value Fund | Annual Report | 9/30/12 19

(A.D.R.)  American Depositary Receipt.

(a) At September 30, 2012, the net unrealized gain on investments based on cost for federal income tax purposes of $1,175,552,804 was as follows:

            Aggregate gross unrealized gain for all investments in which
              there is an excess of value over tax cost                      $ 199,090,658

            Aggregate gross unrealized loss for all investments in which
              there is an excess of tax cost over value                        (11,338,244)
                                                                             -------------
            Net unrealized gain                                              $ 187,752,414
                                                                             =============

Purchases and sales of securities (excluding temporary cash investments) for the year ended September 30, 2012 aggregated $1,022,929,017 and $1,119,601,544, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

    Level 1 - quoted prices in active markets for identical securities
    Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
    Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) are categorized as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of September 30, 2012, in valuing the Fund's assets:

--------------------------------------------------------------------------------
                        Level 1           Level 2     Level 3     Total
--------------------------------------------------------------------------------
Common Stocks           $1,363,305,218    $ --        $ --        $1,363,305,218
--------------------------------------------------------------------------------
   Total                $1,363,305,218    $ --        $ --        $1,363,305,218
================================================================================

The accompanying notes are an integral part of these Financial statements.

20 Pioneer Value Fund | Annual Report | 9/30/12

Statement of Assets and Liabilities | 9/30/12

ASSETS:
   Investment in securities (cost $1,173,924,513)                $ 1,363,305,218
   Receivables --
     Investment securities sold                                       10,791,819
     Fund shares sold                                                     26,811
     Dividends                                                         2,235,785
   Other                                                                  16,754
---------------------------------------------------------------------------------
       Total assets                                              $ 1,376,376,387
=================================================================================
LIABILITIES:
   Payables --
     Investment securities purchased                             $     9,363,990
     Fund shares repurchased                                             512,577
     Due to Custodian                                                  1,680,002
     Dividends                                                             3,688
   Due to affiliates                                                     483,771
   Accrued expenses                                                       97,923
---------------------------------------------------------------------------------
       Total liabilities                                         $    12,141,951
=================================================================================
NET ASSETS:
   Paid-in capital                                               $ 1,823,609,249
   Undistributed net investment income                                 8,436,816
   Accumulated net realized loss on investments and
     foreign currency transactions                                  (657,192,116)
   Net unrealized gain on investments                                189,380,705
   Net unrealized loss on other assets and liabilities
      denominated in foreign currencies                                     (218)
---------------------------------------------------------------------------------
       Total net assets                                          $ 1,364,234,436
=================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
   Class A (based on $1,348,833,962/110,992,705 shares)          $         12.15
   Class B (based on $2,739,373/247,547 shares)                  $         11.07
   Class C (based on $4,244,262/386,125 shares)                  $         10.99
   Class Y (based on $8,416,839/686,047 shares)                  $         12.27
MAXIMUM OFFERING PRICE:
   Class A ($12.15 (divided by) 94.25%)                          $         12.89
=================================================================================

The accompanying notes are an integral part of these financial statements.

                                 Pioneer Value Fund | Annual Report | 9/30/12 21

Statement of Operations

For the Year Ended 9/30/12

INVESTMENT INCOME:
   Dividends (net of foreign taxes withheld of $403,379)           $ 35,119,293
   Interest                                                               1,314
   Income from securities loaned, net                                    14,823
------------------------------------------------------------------------------------------------
   Total investment income                                                         $ 35,135,430
================================================================================================
EXPENSES:
   Management fees
     Basic Fee                                                     $  8,061,148
     Performance Adjustment                                          (1,535,309)
   Transfer agent fees and expenses
     Class A                                                          1,533,316
     Class B                                                             28,267
     Class C                                                             14,072
     Class Y                                                              2,171
   Distribution fees
     Class A                                                          3,318,559
     Class B                                                             30,397
     Class C                                                             39,325
   Shareholder communications expense                                 1,058,050
   Administrative reimbursement                                         384,391
   Custodian fees                                                        40,253
   Registration fees                                                     82,266
   Professional fees                                                    132,989
   Printing expense                                                      39,378
   Fees and expenses of nonaffiliated trustees                           52,439
   Miscellaneous                                                         57,550
------------------------------------------------------------------------------------------------
     Total expenses                                                                $ 13,339,262
------------------------------------------------------------------------------------------------
     Net expenses                                                                  $ 13,339,262
------------------------------------------------------------------------------------------------
       Net investment income                                                       $ 21,796,168
------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
   Net realized gain (loss) on:
     Investments                                                   $ 44,092,493
     Forward foreign currency contracts and other assets and
       liabilities denominated in foreign currencies                    (48,369)
     Class action                                                     1,941,639    $ 45,985,763
------------------------------------------------------------------------------------------------
   Change in net unrealized gain (loss) on:
     Investments                                                   $257,744,187
     Forward foreign currency contracts and other assets and
       liabilities denominated in foreign currencies                       (397)   $257,743,790
------------------------------------------------------------------------------------------------
   Net gain on investments and foreign currency transactions                       $303,729,553
------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations                            $325,525,721
================================================================================================

The accompanying notes are an integral part of these financial statements.

22 Pioneer Value Fund | Annual Report | 9/30/12

Statements of Changes in Net Assets

---------------------------------------------------------------------------------------------------
                                                                  Year Ended        Year Ended
                                                                  9/30/12           9/30/11
---------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                             $   21,796,168    $   18,720,893
Net realized gain on investments, Class action and foreign
   currency transactions                                              45,985,763        19,737,750
Change in net unrealized gain (loss) on investments and foreign
   currency transactions                                             257,743,790       (91,270,199)
---------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets resulting from
       operations                                                 $  325,525,721    $  (52,811,556)
---------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
     Class A ($0.18 and $0.17 per share, respectively)            $  (21,349,076)   $  (22,104,873)
     Class C ($0.07 and $0.06 per share, respectively)                   (28,134)          (27,722)
     Class Y ($0.22 and $0.21 per share, respectively)                  (181,149)         (273,977)
---------------------------------------------------------------------------------------------------
       Total distributions to shareowners                         $  (21,558,359)   $  (22,406,572)
---------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                      $   14,434,249    $   19,338,683
Reinvestment of distributions                                         20,222,710        20,888,119
Cost of shares repurchased                                          (201,492,304)     (220,590,282)
---------------------------------------------------------------------------------------------------
       Net decrease in net assets resulting from Fund share
         transactions                                             $ (166,835,345)   $ (180,363,480)
---------------------------------------------------------------------------------------------------
       Net increase (decrease) in net assets                      $  137,132,017    $ (255,581,608)
NET ASSETS:
Beginning of year                                                  1,227,102,419     1,482,684,027
---------------------------------------------------------------------------------------------------
End of year                                                       $1,364,234,436    $1,227,102,419
---------------------------------------------------------------------------------------------------
Undistributed net investment income                               $    8,436,815    $    8,247,376
===================================================================================================

The accompanying notes are an integral part of these financial statements.

                                 Pioneer Value Fund | Annual Report | 9/30/12 23

------------------------------------------------------------------------------------------------
                                  '12 Shares      '12 Amount      '11 Shares       '11 Amount
------------------------------------------------------------------------------------------------
CLASS A
Shares sold                        1,172,718    $   12,657,719      1,500,628    $   17,521,898
Reinvestment of distributions      1,840,145        20,123,847      1,826,737        20,785,131
Less shares repurchased          (17,384,526)     (195,886,533)   (18,514,405)     (209,182,823)
------------------------------------------------------------------------------------------------
   Net decrease                  (14,371,663)   $ (163,104,967)   (15,187,040)   $ (170,875,794)
================================================================================================
CLASS B
Shares sold or exchanged               4,222    $       43,561         45,778    $      462,747
Less shares repurchased             (114,782)       (1,176,018)      (245,177)       (2,530,504)
------------------------------------------------------------------------------------------------
     Net decrease                   (110,560)   $   (1,132,457)      (199,399)   $   (2,067,757)
================================================================================================
CLASS C
Shares sold                           58,056    $      604,405         58,953    $      604,152
Reinvestment of distributions          2,632            26,124          2,458            25,487
Less shares repurchased              (81,122)         (822,680)      (112,399)       (1,151,468)
------------------------------------------------------------------------------------------------
     Net decrease                    (20,434)   $     (192,151)       (50,988)   $     (521,829)
================================================================================================
CLASS Y
Shares sold                           97,611    $    1,128,564         66,098    $      749,886
Reinvestment of distributions          6,591            72,739          6,759            77,501
Less shares repurchased             (314,637)       (3,607,073)      (669,823)       (7,725,487)
------------------------------------------------------------------------------------------------
     Net decrease                   (210,435)   $   (2,405,770)      (596,966)   $   (6,898,100)
================================================================================================

The accompanying notes are an integral part of these financial statements.

24 Pioneer Value Fund | Annual Report | 9/30/12

Financial Highlights

-----------------------------------------------------------------------------------------------------------------------------------
                                                              Year            Year          Year         Year          Year
                                                              Ended           Ended         Ended        Ended         Ended
                                                              9/30/12         9/30/11       9/30/10      9/30/09       9/30/08
-----------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                          $     9.67      $    10.37    $    10.12   $    11.44    $    18.28
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                      $     0.19      $     0.15    $     0.14   $     0.17    $     0.25
   Net realized and unrealized gain (loss) on investments
     and foreign currency transactions                              2.47           (0.68)         0.24        (1.29)        (5.47)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations            $     2.66      $    (0.53)   $     0.38   $    (1.12)   $    (5.22)
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                           (0.18)          (0.17)        (0.13)       (0.20)        (0.25)
   Net realized gain                                                  --              --            --           --         (1.37)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                    $     2.48      $    (0.70)   $     0.25   $    (1.32)   $    (6.84)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $    12.15      $     9.67    $    10.37   $    10.12    $    11.44
===================================================================================================================================
Total return*                                                      27.74%(a)       (5.39)%        3.72%       (9.49)%      (30.75)%
Ratio of net expenses to average net assets +                       0.99%           1.02%         1.01%        1.06%         0.94%
Ratio of net investment income to average net assets +              1.63%           1.23%         1.23%        1.89%         1.73%
Portfolio turnover rate                                               83%             84%          111%          53%           95%
Net assets, end of period (in thousands)                      $1,348,834      $1,211,647    $1,457,472   $1,649,438    $2,082,427
Ratios with reduction for fees paid indirectly:
   Net expenses                                                     0.99%           1.02%         1.01%        1.06%         0.94%
   Net investment income                                            1.63%           1.23%         1.23%        1.89%         1.73%
===================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

+   Ratios assuming no reduction for fees paid indirectly.

(a) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended September 30, 2012, the total return would have been 27.58%.

The accompanying notes are an integral part of these financial statements.

                                 Pioneer Value Fund | Annual Report | 9/30/12 25

-----------------------------------------------------------------------------------------------------------------------------------
                                                              Year            Year          Year         Year          Year
                                                              Ended           Ended         Ended        Ended         Ended
                                                              9/30/12         9/30/11       9/30/10      9/30/09       9/30/08
-----------------------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                          $     8.80      $     9.45    $     9.24   $    10.47    $    16.87
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                               $     0.02      $    --       $     0.01   $     0.06    $     0.11
   Net realized and unrealized gain (loss) on investments
     and foreign currency transactions                              2.25           (0.65)         0.20        (1.21)        (5.04)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations            $     2.27      $    (0.65)   $     0.21   $    (1.15)   $    (4.93)
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                              --              --            --        (0.08)        (0.10)
   Net realized gain                                                  --              --            --           --         (1.37)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                    $     2.27      $    (0.65)   $     0.21   $    (1.23)   $    (6.40)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $    11.07      $     8.80    $     9.45   $     9.24    $    10.47
===================================================================================================================================
Total return*                                                      25.80%(a)       (6.88)%        2.27%      (10.89)%      (31.54)%
Ratio of net expenses to average net assets +                       2.65%           2.62%         2.46%        2.57%         2.06%
Ratio of net investment income (loss) to average net assets +      (0.03)%         (0.37)%       (0.23)%       0.41%         0.60%
Portfolio turnover rate                                               83%             84%          111%          53%           95%
Net assets, end of period (in thousands)                      $    2,739      $    3,151    $    5,271   $    8,057    $   13,518
Ratios with reduction for fees paid indirectly:
   Net expenses                                                     2.65%           2.62%         2.46%        2.57%         2.04%
   Net investment income (loss)                                    (0.03)%         (0.37)%       (0.23)%       0.41%         0.62%
===================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

+   Ratios assuming no reduction for fees paid indirectly.

(a) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended September 30, 2012, the total return would have been 25.57%.

The accompanying notes are an integral part of these financial statements.

26 Pioneer Value Fund | Annual Report | 9/30/12

-----------------------------------------------------------------------------------------------------------------------------------
                                                              Year            Year          Year         Year          Year
                                                              Ended           Ended         Ended        Ended         Ended
                                                              9/30/12         9/30/11       9/30/10      9/30/09       9/30/08
-----------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                          $     8.76      $     9.43    $     9.21   $    10.43    $    16.84
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                      $     0.05      $     0.02    $     0.01   $     0.08    $     0.10
   Net realized and unrealized gain (loss) on investments
     and foreign currency transactions                              2.25           (0.63)         0.23        (1.19)        (5.01)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations            $     2.30      $    (0.61)   $     0.24   $    (1.11)   $    (4.91)
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                           (0.07)          (0.06)        (0.02)       (0.11)        (0.13)
   Net realized gain                                                  --              --            --           --         (1.37)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                    $     2.23      $    (0.67)   $     0.22   $    (1.22)   $    (6.41)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $    10.99      $     8.76    $     9.43   $     9.21    $    10.43
===================================================================================================================================
Total return*                                                      26.38%(a)       (6.53)%        2.65%      (10.51)%      (31.49)%
Ratio of net expenses to average net assets +                       2.10%           2.14%         2.16%        2.18%         1.92%
Ratio of net investment income to average net assets +              0.51%           0.11%         0.08%        0.83%         0.76%
Portfolio turnover rate                                               83%             84%          111%          53%           95%
Net assets, end of period (in thousands)                      $    4,244      $    3,560    $    4,314   $    4,371    $    7,458
Ratios with reduction for fees paid indirectly:
   Net expenses                                                     2.10%           2.14%         2.16%        2.18%         1.91%
   Net investment income                                            0.51%           0.11%         0.08%        0.83%         0.77%
===================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

+   Ratios assuming no reduction for fees paid indirectly.

(a) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended September 30, 2012, the total return would have been 26.22%.

The accompanying notes are an integral part of these financial statements.

                                 Pioneer Value Fund | Annual Report | 9/30/12 27

-----------------------------------------------------------------------------------------------------------------------------------
                                                              Year            Year          Year         Year          Year
                                                              Ended           Ended         Ended        Ended         Ended
                                                              9/30/12         9/30/11       9/30/10      9/30/09       9/30/08
-----------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                          $     9.76      $    10.46    $    10.21   $    11.54    $    18.42
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                      $     0.24      $     0.22    $     0.28   $     0.30    $     0.33
   Net realized and unrealized gain (loss) on investments
     and foreign currency transactions                              2.49           (0.71)         0.14        (1.38)        (5.54)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations            $     2.73      $    (0.49)   $     0.42   $    (1.08)   $    (5.21)
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                           (0.22)          (0.21)        (0.17)       (0.25)        (0.30)
   Net realized gain                                                  --              --            --          --          (1.37)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                    $     2.51      $    (0.70)   $     0.25   $    (1.33)   $    (6.88)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $    12.27      $     9.76    $    10.46   $    10.21    $    11.54
===================================================================================================================================
Total return*                                                      28.29%(a)        (4.99)%       4.12%       (9.00)%      (30.50)%
Ratio of net expenses to average net assets +                       0.61%            0.61%        0.59%        0.54%         0.53%
Ratio of net investment income to average net assets +              2.01%            1.63%        1.63%        2.51%         2.12%
Portfolio turnover rate                                               83%              84%         111%          53%           95%
Net assets, end of period (in thousands)                      $    8,417      $     8,745   $   15,628   $   39,120    $  112,571
Ratios with reduction for fees paid indirectly:
   Net expenses                                                     0.61%            0.61%        0.59%        0.54%         0.53%
   Net investment income                                            2.01%            1.63%        1.63%        2.51%         2.12%
===================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

+   Ratios assuming no reduction for fees paid indirectly.

(a) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended September 30, 2012, the total return would have been 28.09%.

The accompanying notes are an integral part of these financial statements.

28 Pioneer Value Fund | Annual Report | 9/30/12

Notes to Financial Statements | 9/30/12

1. Organization and Significant Accounting Policies

Pioneer Value Fund (the Fund) is a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is reasonable income and capital growth.

The Fund offers four classes of shares designated as Class A, Class B, Class C, and Class Y shares. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

                                 Pioneer Value Fund | Annual Report | 9/30/12 29

A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
   (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

   Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

   Securities for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ from exchange prices.

   At September 30, 2012, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

30 Pioneer Value Fund | Annual Report | 9/30/12

B. Foreign Currency Translation

   The books and records of the Fund are maintained in U.S. dollars.
   Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. As of September 30, 2012, the Fund did not have any interest and penalties related to unrecognized tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax years for the prior three fiscal years are subject to examination by federal and state tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   At September 30, 2012, the Fund reclassified $48,369 to decrease net investment income and $48,369 to decrease accumulated net realized loss on investments and foreign currency transactions to reflect permanent book/tax differences. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

   At September 30, 2012, the Fund had a net capital loss carryforward of $655,563,825, of which the following amounts will expire between 2017 and 2018 if not utilized: $336,018,363 in 2017 and $319,545,462 in 2018.

                                 Pioneer Value Fund | Annual Report | 9/30/12 31

The tax character of distributions paid during the years ended September 30, 2012 and September 30, 2011 were as follows:

--------------------------------------------------------------------------------
                                                          2012              2011
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                    $21,558,359       $22,406,572
--------------------------------------------------------------------------------
   Total                                           $21,558,359       $22,406,572
================================================================================

The following shows the components of distributable earnings on a federal income tax basis at September 30, 2012:

--------------------------------------------------------------------------------
                                                                           2012
--------------------------------------------------------------------------------
Distributable earnings:
Undistributed ordinary income                                     $   8,436,816
Capital loss carryforward                                          (655,563,825)
Unrealized depreciation                                             187,752,196
--------------------------------------------------------------------------------
   Total                                                          $(459,374,813)
================================================================================

   The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.

D. Forward Foreign Currency Contracts

   The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 7).

E. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $55,954 in underwriting commissions on the sale of Class A shares during the year ended September 30, 2012.

32 Pioneer Value Fund | Annual Report | 9/30/12

F. Class Allocations

   Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day. During the year, the Fund recognized gains of $1,941,639 in settlement of class action lawsuits from several different companies, as reflected on the Statement of Operations.

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

   Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class B, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

G. Risks

   At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

H. Repurchase Agreements

   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

                                 Pioneer Value Fund | Annual Report | 9/30/12 33

I. Securities Lending

   The Fund may lend securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Fund's securities lending agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. If the required market value of the collateral is less than the value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Fund prior to the close of business on that day. The Fund has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Fund is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined. At September 30, 2012, the Fund had no securities on loan.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. PIM receives a basic fee that is calculated at the annual rate of 0.60% of the Fund's average daily net assets up to $5 billion, 0.575% on the next $5 billion and 0.55% on the excess over $10 billion. The basic fee can increase or decrease by a maximum of 0.10% based on the investment performance of the Fund's Class A shares as compared to the Russell 1000 Value Index. The performance comparison is made for a rolling 36-month period. In addition, Pioneer contractually limits any positive adjustment of the Fund's management fee to 0.10% of the Fund's average daily net assets on an annual basis (i.e., to a maximum of 0.70% after the performance adjustment). For the year ended September 30, 2012, the aggregate performance adjustment resulted in a decrease to the basic fee of $1,535,309. For the year ended September 30, 2012, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.49% of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements.

34 Pioneer Value Fund | Annual Report | 9/30/12

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $117,916 in management fees, administrative costs and certain other reimbursements payable to PIM at September 30, 2012.

Effective March 5, 2012, PIM has retained Brown Brothers Harriman & Co. to provide certain sub-administration and accounting services to the Fund.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended September 30, 2012, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------

Class A                                                               $1,040,406
Class B                                                                    5,434
Class C                                                                    7,893
Class Y                                                                    4,317
--------------------------------------------------------------------------------
  Total                                                               $1,058,050
--------------------------------------------------------------------------------

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $328,059 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at September 30, 2012.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $37,796 in distribution fees payable to PFD at September 30, 2012.

                                 Pioneer Value Fund | Annual Report | 9/30/12 35

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the year ended September 30, 2012, CDSCs in the amount of $2,164 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended September 30, 2012, the Fund's expenses were not reduced under such arrangements.

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until January 20, 2012 was in the amount of $165 million. Under such facility, interest on borrowings was payable at the higher of the London Interbank Offered Rate (LIBOR) on the borrowing date plus 1.25% on an annualized basis or the Federal Funds Rate on the borrowing date plus 1.25% on an annualized basis. The credit facility in effect as of February 15, 2012 is in the amount of $215 million. Under such facility, depending on the type of loan, interest on borrowings is payable at LIBOR plus 0.90% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Euro dollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended September 30, 2012, the Fund had no borrowings under a credit facility.

36 Pioneer Value Fund | Annual Report | 9/30/12

7. Forward Foreign Currency Contracts

At September 30, 2012, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The Fund held forward foreign currency contracts during the month of October 2011. The value of contracts open during the month of October was $886,875. There were no open portfolio or settlement hedges at September 30, 2012.

8. Additional Disclosures about Derivative Instruments and Hedging Activities

The effect of derivative instruments on the Statement of Operations for the year ended September 30, 2012, was as follows:

------------------------------------------------------------------------------------------------------
Derivatives Not                                                                         Change in
Accounted for as                                                        Realized Gain   Unrealized
Hedging Instruments                                                     or (Loss) on    Gain or (Loss)
Under Accounting           Location of Gain or (Loss)                   Derivatives     on Derivatives
Standards Codification     on Derivatives Recognized                    Recognized      Recognized
(ASC) 815                  in Income                                    in Income       in Income
------------------------------------------------------------------------------------------------------
Forward Foreign            Net realized loss on
  Currency Contracts       forward foreign currency contracts and other
                           assets and liabilities denominated in
                           foreign currencies
                                                                        $(129,527)
Forward Foreign            Change in unrealized gain on forward
  Currency Contracts       foreign currency contracts and other assets
                           and liabilities denominated in foreign
                           currencies                                                   $(10,716)

9. Pending Litigation

The Fund is currently involved in a litigation matter in Germany. A German financial intermediary, now deceased, apparently opened an account in the name of the plaintiffs, a married couple, and later misappropriated the assets. The plaintiffs filed a lawsuit against the Fund and an affiliate seeking recovery for the misappropriated assets, alleging negligence and breach of contract. The Fund believes that these claims are without merit and is defending the matter vigorously. As of September 30, 2012, it is reasonably possible that an adverse outcome may result. Currently, the amount of any judgment cannot reasonably be estimated. Under the terms of an indemnification agreement, PIM and certain affiliates have agreed to indemnify the Fund for its losses and costs related to this litigation should there be an adverse outcome.

                                 Pioneer Value Fund | Annual Report | 9/30/12 37

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareowners of
Pioneer Value Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer Value Fund ("the Fund"), including the schedule of investments, as of September 30, 2012, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Value Fund at September 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                 /s/ Ernst & Young LLP

Boston, Massachusetts
November 21, 2012

38 Pioneer Value Fund | Annual Report | 9/30/12

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy voting policies and procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and Officers are listed on the following pages, together with their principal occupations during at least the past five years.
Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 56 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

                                 Pioneer Value Fund | Annual Report | 9/30/12 39

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and               Term of Office and                                                 Other Directorships
Position Held with the Fund Length of Service             Principal Occupation                 Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (61)        Trustee since 2006.           Chairman and Chief Executive         Director, Broadridge Financial
Chairman of the Board       Serves until a successor      Officer, Quadriserv, Inc.            Solutions, Inc. (investor
and Trustee                 trustee is elected or earlier (technology products for securities  communications and securities
                            retirement or removal.        lending industry) (2008 - present);  processing provider for financial private investor (2004 - 2008); and  services industry) (2009 - present);
                                                          Senior Executive Vice President,     Director, Quadriserv, Inc. (2005 -
                                                          The Bank of New York (financial and  present); and Commissioner, New
                                                          securities services) (1986 - 2004)   Jersey State Civil Service
                                                                                               Commission (2011 - present)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (68)          Trustee since 2005.           Managing Partner, Federal City       Director of Enterprise Community
Trustee                     Serves until a successor      Capital Advisors (corporate          Investment, Inc. (privately-held
                            trustee is elected or earlier advisory services company) (1997 -   affordable housing finance company)
                            retirement or removal.        2004 and 2008 - present); Interim    (1985 - 2010); Director of Oxford
                                                          Chief Executive Officer, Oxford      Analytica, Inc. (2008 - present);
                                                          Analytica, Inc. (privately held      Director of The Swiss Helvetia Fund,
                                                          research and consulting company)     Inc. (closed-end fund) (2010 -
                                                          (2010); Executive Vice President     present); and Director of New York
                                                          and Chief Financial Officer, I-trax, Mortgage Trust (publicly traded
                                                          Inc. (publicly traded health care    mortgage REIT) (2004 - 2009, 2012 -
                                                          services company) (2004 - 2007);     present)
                                                          and Executive Vice President and
                                                          Chief Financial Officer, Pedestal
                                                          Inc. (internet-based mortgage
                                                          trading company) (2000 - 2002)
------------------------------------------------------------------------------------------------------------------------------------

40 Pioneer Value Fund | Annual Report | 9/30/12

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and               Term of Office and                                                 Other Directorships
Position Held with the Fund Length of Service             Principal Occupation                 Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (67)   Trustee since 2008.           William Joseph Maier Professor of    Trustee, Mellon Institutional Funds
Trustee                     Serves until a successor      Political Economy, Harvard           Investment Trust and Mellon
                            trustee is elected or earlier University (1972 - present)          Institutional Funds Master Portfolio
                            retirement or removal.                                             (oversaw 17 portfolios in fund
                                                                                               complex) (1989-2008)
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (65)   Trustee since 1990.           Founding Director, Vice President    None
Trustee                     Serves until a successor      and Corporate Secretary, The
                            trustee is elected or earlier Winthrop Group, Inc. (consulting
                            retirement or removal.        firm) (1982-present); Desautels
                                                          Faculty of Management, McGill
                                                          University (1999 - present); and
                                                          Manager of Research Operations and
                                                          Organizational Learning, Xerox PARC,
                                                          Xerox's advance research center
                                                          (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (64)    Trustee since 1982.           President and Chief Executive        Director of New America High Income
Trustee                     Serves until a successor      Officer, Newbury, Piret & Company,   Fund, Inc. (closed-end investment
                            trustee is elected or earlier Inc. (investment banking firm) (1981 company) (2004 - present); and
                            retirement or removal.        - present)                           member, Board of Governors,
                                                                                               Investment Company Institute (2000 -
                                                                                               2006)
------------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (83)        Trustee since 1993.           Senior Counsel, Sullivan & Cromwell  Director, The Swiss Helvetia Fund,
Trustee                     Serves until a successor      LLP (law firm) (1998 - present); and Inc. (closed-end investment
                            trustee is elected or earlier Partner, Sullivan & Cromwell LLP     company); and Director, Invesco,
                            retirement or removal.        (prior to 1998)                      Ltd. (formerly AMVESCAP, PLC)
                                                                                               (investment manager) (1997-2005)
------------------------------------------------------------------------------------------------------------------------------------

                                 Pioneer Value Fund | Annual Report | 9/30/12 41

Interested Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and               Term of Office and                                                    Other Directorships
Position Held with the Fund Length of Service             Principal Occupation                    Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr. (86)*    Trustee since 1982.           Non-Executive Chairman and a            None
Trustee, President and      Serves until a successor      director of Pioneer Investment
Chief                       trustee is elected or earlier Management USA Inc. ("PIM-USA");
Executive Officer of the    retirement or removal.        Chairman and a director of Pioneer;
Fund                                                      Chairman and Director of Pioneer
                                                          Institutional Asset Management, Inc.
                                                          (since 2006); Director of Pioneer
                                                          Alternative Investment Management
                                                          Limited (Dublin) (until October
                                                          2011); President and a director of
                                                          Pioneer Alternative Investment
                                                          Management (Bermuda) Limited and
                                                          affiliated funds; Deputy Chairman and
                                                          a director of Pioneer Global Asset
                                                          Management S.p.A. ("PGAM") (until
                                                          April 2010); Director of Nano-C,
                                                          Inc. (since 2003); Director of Cole
                                                          Management Inc. (2004 - 2011);
                                                          Director of Fiduciary Counseling,
                                                          Inc. (until December 2011);
                                                          President of all of the Pioneer
                                                          Funds; and Retired Partner, Wilmer
                                                          Cutler Pickering Hale and Dorr LLP
------------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (53)*   Trustee since 2007.           Director, CEO and President of          None
Trustee and Executive       Serves until a successor      PIM-USA (since February 2007);
Vice President              trustee is elected or earlier Director and President of Pioneer
                            retirement or removal.        and Pioneer Institutional Asset
                                                          Management, Inc. (since February
                                                          2007); Executive Vice President of
                                                          all of the Pioneer Funds (since
                                                          March 2007); Director of PGAM (2007
                                                          - 2010); Head of New Europe
                                                          Division, PGAM (2000 - 2005); Head
                                                          of New Markets Division, PGAM (2005
                                                          - 2007)
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

42 Pioneer Value Fund | Annual Report | 9/30/12

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and               Term of Office and                                                 Other Directorships
Position Held with the Fund Length of Service             Principal Occupation                 Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (47)  Since 2010. Serves at         Vice President and Associate General None
Secretary                   the discretion of the Board.  Counsel of Pioneer since January
                                                          2008 and Secretary of all of the
                                                          Pioneer Funds since June 2010;
                                                          Assistant Secretary of all of the
                                                          Pioneer Funds from September 2003 to
                                                          May 2010; and Vice President and
                                                          Senior Counsel of Pioneer from July
                                                          2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (51)      Since 2010. Serves at         Fund Governance Director of Pioneer  None
Assistant Secretary         the discretion of the Board.  since December 2006 and Assistant
                                                          Secretary of all the Pioneer Funds
                                                          since June 2010; Manager - Fund
                                                          Governance of Pioneer from December
                                                          2003 to November 2006; and Senior
                                                          Paralegal of Pioneer from January
                                                          2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (49)           Since 2010. Serves at         Counsel of Pioneer since June 2007   None
Assistant Secretary         the discretion of the Board.  and Assistant Secretary of all the
                                                          Pioneer Funds since June 2010; and
                                                          Vice President and Counsel at State
                                                          Street Bank from October 2004 to
                                                          June 2007
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (52)        Since 2008. Serves at         Vice President - Fund Treasury of    None
Treasurer and Chief         the discretion of the Board.  Pioneer; Treasurer of all of the
Financial and Accounting                                  Pioneer Funds since March 2008;
Officer of the Fund                                       Deputy Treasurer of Pioneer from
                                                          March 2004 to February 2008; and
                                                          Assistant Treasurer of all of the
                                                          Pioneer Funds from March 2004 to
                                                          February 2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (47)       Since 2000. Serves at         Assistant Vice President - Fund      None
Assistant Treasurer         the discretion of the Board.  Treasury of Pioneer; and Assistant
                                                          Treasurer of all of the Pioneer
                                                          Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (54)          Since 2002. Serves at         Fund Accounting Manager - Fund       None
Assistant Treasurer         the discretion of the Board.  Treasury of Pioneer; and Assistant
                                                          Treasurer of all of the Pioneer
                                                          Funds
------------------------------------------------------------------------------------------------------------------------------------

                                 Pioneer Value Fund | Annual Report | 9/30/12 43

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and               Term of Office and                                                 Other Directorships
Position Held with the Fund Length of Service             Principal Occupation                 Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (32)       Since 2009. Serves at         Fund Administration Manager - Fund   None
Assistant Treasurer         the discretion of the Board.  Treasury of Pioneer since November
                                                          2008; Assistant Treasurer of all of
                                                          the Pioneer Funds since January
                                                          2009; and Client Service Manager -
                                                          Institutional Investor Services at
                                                          State Street Bank from March 2003
                                                          to March 2007
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (59)        Since 2010. Serves at         Chief Compliance Officer of Pioneer  None
Chief Compliance Officer    the discretion of the Board.  and of all the Pioneer Funds since
                                                          March 2010; Director of Adviser and
                                                          Portfolio Compliance at Pioneer
                                                          since October 2005; and Senior
                                                          Compliance Officer for Columbia
                                                          Management Advisers, Inc. from
                                                          October 2003 to October 2005
------------------------------------------------------------------------------------------------------------------------------------
Kelley O'Donnell (41)       Since 2006. Serves at the     Director--Transfer Agency Compliance None
Anti-Money Laundering       discretion of the Board.      of Pioneer and Anti-Money Laundering
Officer                                                   Officer of all the Pioneer
                                                          Funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

44 Pioneer Value Fund | Annual Report | 9/30/12

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts, new
accounts, prospectuses, applications and service forms            1-800-225-6292

FactFone(SM) for automated fund yields, prices, account
information and transactions                                      1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investment(R)

Pioneer Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(c) 2012 Pioneer Investments  19438-06-1112

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
Fees for audit services provided to the Fund, including fees associated with the filings of its Form N-1A, totaled approximately $36,742 in 2012 and approximately $38,686 in 2011.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees
There were no fees for audit-related services provided to the Fund during the fiscal years ended September 30, 2012 and 2011.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled $8,290 in 2012 and $8,290 in 2011.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Other Fees
There were no fees for other services provided to the Fund during the fiscal years ended September 30, 2012 and 2011.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended September 30, 2012 and 2011, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund and affiliates, as previously defined, totaled approximately $8,290 in 2012 and $8,290 in 2011.

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Value Fund


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date November 29, 2012


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date November 29, 2012


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date November 29, 2012

* Print the name and title of each signing officer under his or her signature.